EXHIBIT 10.30
                                 PROMISSORY NOTE

PRINCIPAL     LOAN DATE      MATURITY     LOAN NO         COLLATERAL

$75,000.00    12/19/97      12/19/2002      1             50,000 shares of
                                                          Reconditioned Systems,
                                                          Inc. Common Stock

BORROWER: Wayne R. Collignon                LENDER: Reconditioned Systems, Inc.
          3346 E. Mountain Vista Dr.                444 West Fairmont
          Phoenix, AZ 85044                         Tempe, AZ 85282

================================================================================

PRINCIPAL AMOUNT: $75,000.00                          INITIAL RATE: 11.000%
                         DATE OF NOTE: DECEMBER 19, 1997

PROMISE TO PAY. WAYNE R. COLLIGNON ("BORROWER") PROMISES TO PAY TO RECONDITIONED SYSTEMS, INC., AN ARIZONA CORPORATION ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF SEVENTY-FIVE THOUSAND & 00/100 DOLLARS ($75,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID PRINCIPAL BALANCE FROM DECEMBER 19, 1997, UNTIL PAID IN FULL.. INTEREST SHALL BE CALCULATED FROM THE DATE OF THE LOAN UNTIL REPAYMENT OF THE LOAN.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on December 19, 2002. In addition, Borrower will pay annual payments of accrued unpaid interest beginning December 19, 1998, and all subsequent interest payments are due on the same day of each year after that. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is Lender's Bank's Prime RaTe (the "Index"). The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 2.500 percentage points over the Index, resulting in an initial rate of 11% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps with Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of Arizona. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Maricopa County, the State of Arizona. This Note shall be governed by and construed in accordance with the laws of the State of Arizona.

COLLATERAL. For valuable consideration, the Borrower grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in the agreement with respect to the Collateral, in addition to all other rights which Lender may have by law. The word "Collateral" means the following described property of Borrower, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located: 50,000 shares of Reconditioned Systems, Inc. Common Stock. Borrower shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. Borrower shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Borrower shall immediately deliver any such proceeds to Lender.

Borrower represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this agreement or to which Lender has specifically consented. Borrower shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Arizona Uniform Commercial Code. In addition and without limitations, Lender may exercise any one or more of the following rights and remedies:

     ACCELERATE  INDEBTEDNESS.   Lender  may  declare  the  entire  indebtedness
     immediately due and payable, without notice.

     ASSEMBLE COLLATERAL. Lender may require Borrower to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral.

     SELL THE COLLATERAL. Lender shall have full power to sell, transfer, or otherwise deal with the collateral or proceeds thereof in its own name or that of Borrower.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISION OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

WAYNE R. COLLIGNON


X: /s/ Wayne R. Collignon
-------------------------